UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS

OF REGISTERED MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number 811-22314

Oppenheimer Corporate Bond Fund

(Exact name of registrant as specified in charter)

6803 South Tucson Way, Centennial, Colorado 80112-3924

(Address of principal executive offices) (Zip code)

Arthur S. Gabinet

OFI Global Asset Management, Inc.

Two World Financial Center, New York, New York 10281-1008

(Name and address of agent for service)

Registrant’s telephone number, including area code: (303) 768-3200

Date of fiscal year end: July 31

Date of reporting period: 4/30/2013

Item 1. Schedule of Investments.

STATEMENT OF INVESTMENTS April 30, 2013 / Unaudited

	Principal Amount	Value
Asset-Backed Securities—1.8%
AmeriCredit Automobile Receivables Trust 2010-4, Series 2010-4, Cl. E, 6.40%, 4/9/18[1]	$350,000	$378,030
AmeriCredit Automobile Receivables Trust 2011-4, Series 2011-4, Cl. D, 4.08%, 9/8/17	80,000	84,185
AmeriCredit Automobile Receivables Trust 2012-1, Series 2012-1, Cl. D, 4.72%, 3/8/18	135,000	146,512
AmeriCredit Automobile Receivables Trust 2012-2, Series 2012-2, Cl. D, 3.38%, 4/9/18	100,000	104,277
CarMax Auto Owner Trust 2011-1, Series 2011-1, Cl. D, 3.62%, 8/15/17	300,000	313,895
Santander Drive Auto Receivables Trust 2011-S2, Series 2011-S2A, Cl. C, 2.86%, 6/15/17[2]	127,029	127,984
Santander Drive Auto Receivables Trust 2012-1, Series 2012-1, Cl. C, 3.78%, 11/15/17	355,000	371,511
Santander Drive Auto Receivables Trust 2012-3:
Series 2012-3, Cl. C, 3.01%, 4/16/18	190,000	197,424
Series 2012-3, Cl. D, 3.64%, 5/15/18	60,000	63,154

Total Asset-Backed Security (Cost $1,741,508)		1,786,972

Mortgage-Backed Obligations—1.8%
Alternative Loan Trust 2005-86CB, Collateralized Mtg. Obligations, Series 2005-86CB, Cl. A8, 5.50%, 2/25/36	52,538	48,276
Alternative Loan Trust 2006-24CB, Collateralized Mtg. Obligations, Series 2006-24CB, Cl. A12, 5.75%, 6/25/36	208,205	180,028
Banc of America Commercial Mortgage Trust 2007-5, Collateralized Mtg. Obligations, Series 2007-5, Cl. AM, 5.772%, 2/10/51[3]	120,000	135,772
Banc of America Mortgage 2007-1 Trust, Collateralized Mtg. Obligations, Series 2007-1, Cl. 1A24, 6%, 3/25/37	143,542	144,347
CHL Mortgage Pass-Through Trust 2006-17, Collateralized Mtg. Obligations, Series 2006-17, Cl. A2, 6%, 12/25/36	268,887	250,302
CHL Mortgage Pass-Through Trust 2006-20, Collateralized Mtg. Obligations, Series 2006-20, Cl. 1A17, 5.75%, 2/25/37	168,746	152,484
Citigroup Mortgage Loan Trust 2006-AR2, Series 2006-AR2, Cl. 1A2, 2.922%, 3/25/36	97,673	85,088
WaMu Mortgage Pass Through Certificates:
Series 2005-AR12, Cl. 1A8, 2.45%, 10/25/35	55,038	52,154
Series 2005-AR14, Cl. 1A4, 2.522%, 12/25/35	159,876	151,317
Wells Fargo Alternative Loan 2007-PA5 Trust, Collateralized Mtg. Obligations, Series 2007-PA5, Cl. 1A1, 6.25%, 11/25/37	211,881	204,725
Wells Fargo Mortgage Backed Securities 2006-AR2 Trust, Series 2006-AR2, Cl. 2A3, 2.64%, 3/25/36	166,881	167,877
Wells Fargo Mortgage Backed Securities 2006-AR6 Trust, Collateralized Mtg. Obligations, Series 2006-AR6, Cl. 3A1, 2.767%, 3/25/36	163,503	161,595
Wells Fargo Mortgage Backed Securities 2007-AR8 Trust, Series 2007-AR8, Cl. A1, 5.987%, 11/25/37	140,859	128,889

Total Mortgage-Backed Obligation (Cost $1,687,501)		1,862,854

Corporate Bonds and Notes—89.6%
Consumer Discretionary—13.4%
Auto Components—0.5%
Dana Holding Corp., 6.75% Sr. Unsec. Nts., 2/15/21	445,000	489,500

1    OPPENHEIMER CORPORATE BOND FUND

STATEMENT OF INVESTMENTS Unaudited / Continued

	Principal Amount	Value
Automobiles—2.3%
Daimler Finance North America LLC, 8.50% Sr. Unsec. Unsub. Nts., 1/18/31	$542,000	$861,564
Ford Motor Credit Co. LLC, 5.875% Sr. Unsec. Unsub. Nts., 8/2/21	1,227,000	1,434,311

		2,295,875

Diversified Consumer Services—0.5%
Service Corp. International, 4.50% Sr. Unsec. Unsub. Nts., 11/15/20	455,000	465,238

Hotels, Restaurants & Leisure—1.5%
Hyatt Hotels Corp.:
3.875% Sr. Unsec. Unsub. Nts., 8/15/16	115,000	121,529
5.75% Sr. Unsec. Unsub. Nts., 8/15/15[2]	728,000	811,371
McDonald’s Corp., 3.625% Sr. Unsec. Nts., 5/1/43[4]	44,000	43,082
Starwood Hotels & Resorts Worldwide, Inc., 7.15% Sr. Unsec. Unsub. Nts., 12/1/19	517,000	654,755

		1,630,737

Household Durables—0.9%
Jarden Corp., 6.125% Sr. Unsec. Nts., 11/15/22	405,000	442,969
Lennar Corp., 4.125% Sr. Unsec. Nts., 12/1/18[2]	500,000	511,250

		954,219

Media—4.4%
CBS Corp., 4.85% Sr. Unsec. Unsub. Nts., 7/1/42	315,000	328,016
Comcast Corp., 4.65% Sr. Unsec. Unsub. Nts., 7/15/42	810,000	889,938
DIRECTV Holdings LLC/DIRECTV Financing Co., Inc., 5.15% Sr. Unsec. Nts., 3/15/42	207,000	212,377
DISH DBS Corp., 6.75% Sr. Unsec. Nts., 6/1/21	500,000	542,500
Historic TW, Inc., 9.15% Debs., 2/1/23	300,000	444,631
Lamar Media Corp., 5% Sr. Unsec. Sub. Nts., 5/1/23	559,000	571,578
News America, Inc., 6.15% Sr. Unsec. Nts., 2/15/41	425,000	536,412
Time Warner Cable, Inc., 4.50% Sr. Unsec. Unsub. Nts., 9/15/42	331,000	316,487
Time Warner Entertainment Co. LP, 8.375% Sr. Unsec. Nts., 7/15/33	250,000	359,800
Time Warner, Inc., 4.90% Sr. Unsec. Nts., 6/15/42	130,000	141,305
WPP Finance 2010, 5.125% Sr. Unsec. Unsub. Nts., 9/7/42	225,000	230,376

		4,573,420

Multiline Retail—1.0%
Dollar General Corp.:
3.25% Sr. Unsec. Unsub. Nts., 4/15/23	662,000	665,406
4.125% Nts., 7/15/17	317,000	347,338

		1,012,744

Specialty Retail—1.3%
Home Depot, Inc. (The), 4.20% Sr. Unsec. Unsub. Nts., 4/1/43	230,000	242,463
L Brands, Inc., 6.625% Sr. Unsec. Nts., 4/1/21	544,000	627,640
Rent-A-Center, Inc., 4.75% Sr. Unsec. Nts., 5/1/21[2,4]	513,000	519,413

		1,389,516

Textiles, Apparel & Luxury Goods—1.0%
Hanesbrands, Inc., 6.375% Sr. Unsec. Unsub. Nts., 12/15/20	450,000	500,063
PVH Corp., 4.50% Sr. Unsec. Unsub. Nts., 12/15/22	525,000	544,031

		1,044,094

2    OPPENHEIMER CORPORATE BOND FUND

STATEMENT OF INVESTMENTS Unaudited / Continued

	Principal Amount	Value
Consumer Staples—5.4%
Beverages—1.5%
Anheuser-Busch InBev Worldwide, Inc., 8.20% Sr. Unsec. Unsub. Nts., 1/15/39	$445,000	$738,328
Beam, Inc., 6.375% Sr. Unsec. Unsub. Nts., 6/15/14	31,000	32,919
Constellation Brands, Inc., 3.75% Sr. Unsec. Nts., 5/1/21[4]	165,000	169,125
Diageo Capital plc, 3.875% Sr. Unsec. Unsub. Nts., 4/29/43	290,000	288,775
SABMiller Holdings, Inc., 4.95% Sr. Unsec. Unsub. Nts., 1/15/42[2]	275,000	318,355

		1,547,502

Food & Staples Retailing—1.2%
CVS Caremark Corp., 6.125% Sr. Unsec. Unsub. Nts., 9/15/39	350,000	446,938
Delhaize Group SA, 5.70% Sr. Unsec. Nts., 10/1/40	329,000	346,959
Wal-Mart Stores, Inc., 4% Sr. Unsec. Unsub. Nts., 4/11/43	410,000	425,261

		1,219,158

Food Products—1.5%
Archer-Daniels-Midland Co., 5.765% Sr. Unsec. Nts., 3/1/41	447,000	559,513
Bunge Ltd. Finance Corp., 8.50% Sr. Unsec. Nts., 6/15/19	514,000	670,848
ConAgra Foods, Inc., 4.65% Sr. Unsec. Unsub. Nts., 1/25/43	185,000	195,418

		1,425,779

Personal Products—0.5%
Avon Products, Inc., 4.60% Sr. Unsec. Nts., 3/15/20	424,000	456,146

Tobacco—0.7%
Altria Group, Inc.:
4.50% Sr. Unsec. Unsub. Nts., 5/2/43[4]	135,000	134,209
10.20% Sr. Unsec. Nts., 2/6/39	370,000	632,543

		766,752

Energy—12.6%
Energy Equipment & Services—2.0%
Ensco plc, 4.70% Sr. Unsec. Nts., 3/15/21	599,000	682,558
Rowan Cos., Inc., 4.875% Sr. Unsec. Unsub. Nts., 6/1/22	720,000	795,326
Weatherford International Ltd. (Bermuda), 5.125% Sr. Unsec. Unsub. Nts., 9/15/20	424,000	472,812

		1,950,696

Oil, Gas & Consumable Fuels—10.6%
Anadarko Petroleum Corp., 6.20% Sr. Unsec. Nts., 3/15/40	458,000	581,262
Apache Corp., 4.25% Sr. Unsec. Unsub. Nts., 1/15/44	190,000	189,045
BG Energy Capital plc, 4% Sr. Unsec. Unsub. Nts., 10/15/21[2]	730,000	819,557
Canadian Oil Sands Ltd., 6% Sr. Unsec. Nts., 4/1/42[2]	246,000	293,668
Continental Resources, Inc., 4.50% Sr. Unsec. Unsub. Nts., 4/15/23[2]	492,000	525,210
Copano Energy LLC/Copano Energy Finance Corp., 7.125% Sr. Unsec. Unsub. Nts., 4/1/21	1,185,000	1,377,562
DCP Midstream LLC, 9.70% Sr. Unsec. Nts., 12/1/13[2]	170,000	178,399
DCP Midstream Operating LP:
2.50% Sr. Unsec. Unsub. Nts., 12/1/17	655,000	672,118
3.875% Sr. Unsec. Nts., 3/15/23	367,000	376,905
El Paso Pipeline Partners Operating Co. LLC, 4.70% Sr. Unsec. Unsub. Nts., 11/1/42	558,000	561,316
Energy Transfer Partners LP:
4.65% Sr. Unsec. Unsub. Nts., 6/1/21	358,000	397,430

3    OPPENHEIMER CORPORATE BOND FUND

STATEMENT OF INVESTMENTS Unaudited / Continued

	Principal Amount	Value
Oil, Gas & Consumable Fuels Continued
5.20% Sr. Unsec. Unsub. Nts., 2/1/22	$521,000	$596,794
Nexen, Inc., 6.40% Sr. Unsec. Unsub. Nts., 5/15/37	285,000	374,680
NuStar Logistics LP, 4.75% Sr. Unsec. Unsub. Nts., 2/1/22	482,000	468,592
Phillips 66, 4.30% Sr. Unsec. Unsub. Nts., 4/1/22	230,000	257,268
Range Resources Corp., 5.75% Sr. Unsec. Sub. Nts., 6/1/21	440,000	482,900
Rockies Express Pipeline LLC, 3.90% Sr. Unsec. Unsub. Nts., 4/15/15[2]	285,000	289,988
Southwestern Energy Co., 4.10% Sr. Unsec. Nts., 3/15/22	528,000	570,857
Talisman Energy, Inc., 6.25% Sr. Unsec. Unsub. Nts., 2/1/38	212,000	250,409
Williams Cos, Inc. (The), 3.70% Sr. Unsec. Unsub. Nts., 1/15/23	520,000	526,408
Woodside Finance Ltd., 4.60% Sr. Unsec. Unsub. Nts., 5/10/21[2]	556,000	630,284

		10,420,652

Financials—26.3%
Capital Markets—7.0%
Blackstone Holdings Finance Co. LLC, 6.625% Sr. Unsec. Nts., 8/15/19[2]	787,000	956,716
Carlyle Holdings II Finance LLC, 5.625% Unsec. Nts., 3/30/43[2]	320,000	330,895
Goldman Sachs Group, Inc. (The):
5.75% Sr. Unsec. Nts., 1/24/22	860,000	1,028,794
6.25% Sr. Unsec. Nts., 2/1/41	480,000	601,704
Macquarie Bank Ltd., 6.625% Unsec. Sub. Nts., 4/7/21[2]	495,000	566,070
Morgan Stanley, 5.625% Sr. Unsec. Nts., 9/23/19	1,780,000	2,076,664
Raymond James Financial, Inc., 5.625% Sr. Unsec. Unsub. Nts., 4/1/24	669,000	775,382
UBS AG (Stamford, CT), 2.25% Sr. Unsec. Nts., 8/12/13	25,000	25,142
UBS Preferred Funding Trust V, 6.243% Jr. Sub. Perpetual Bonds, Series 1[3,5]	613,000	648,247

		7,009,614

Commercial Banks—7.2%
Barclays Bank plc, 6.05% Unsec. Sub. Nts., 12/4/17[2]	1,000,000	1,136,814
CIT Group, Inc., 5.50% Sr. Unsec. Nts., 2/15/19[2]	437,000	494,902
Credit Agricole SA (London), 2.125% Sr. Unsec. Nts., 4/17/18[2]	803,000	805,029
Fifth Third Capital Trust IV, 6.50% Jr. Sub. Nts., 4/15/37[3]	728,000	733,001
HSBC Finance Capital Trust IX, 5.911% Unsec. Sub. Nts., 11/30/35[3]	760,000	775,200
LBG Capital No. 1 plc, 7.875% Unsec. Sub. Nts., 11/1/20[2]	430,000	473,860
Lloyds TSB Bank plc, 6.50% Unsec. Sub. Nts., 9/14/20[2]	466,000	533,319
RBS Citizens Financial Group, Inc., 4.15% Unsec. Sub. Nts., 9/28/22[2]	1,061,000	1,094,506
Royal Bank of Scotland Group plc, 7.64% Jr. Sub. Perpetual Bonds, Series U3,5	600,000	571,500
Wells Fargo & Co., 7.98% Jr. Sub. Perpetual Bonds, Series K3,5	533,000	618,613

		7,236,744

Consumer Finance—0.7%
Discover Financial Services, 3.85% Sr. Unsec. Unsub. Nts., 11/21/22	699,000	733,304

Diversified Financial Services—4.8%
Bank of America Corp., 8% Jr. Sub. Perpetual Bonds, Series K3,5	430,000	491,493
Citigroup, Inc.:
3.375% Sr. Unsec. Unsub. Nts., 3/1/23	745,000	773,234
5.95% Jr. Sub. Perpetual Bonds, Series D3,5	515,000	540,106
ING US, Inc., 5.50% Sr. Unsec. Nts., 7/15/22[2]	290,000	330,422
Jefferies Group LLC, 5.125% Sr. Unsec. Nts., 1/20/23	275,000	299,036
JPMorgan Chase & Co.:
7.90% Jr. Sub. Perpetual Bonds, Series 1[3,5]	728,000	849,047

4    OPPENHEIMER CORPORATE BOND FUND

STATEMENT OF INVESTMENTS Unaudited / Continued

	Principal Amount	Value
Diversified Financial Services Continued
5.15% Jr. Sub. Perpetual Bonds, Series Q3,5	$834,000	$849,638
Merrill Lynch & Co., Inc., 7.75% Jr. Sub. Nts., 5/14/38	581,000	790,219

		4,923,195

Insurance—5.6%
CNA Financial Corp.:
5.75% Sr. Unsec. Unsub. Nts., 8/15/21	338,000	404,941
5.875% Sr. Unsec. Unsub. Nts., 8/15/20	490,000	586,916
Hartford Financial Services Group, Inc.:
4.30% Sr. Unsec. Unsub. Nts., 4/15/43	127,000	127,233
6.10% Sr. Unsec. Nts., 10/1/41	165,000	208,997
Lincoln National Corp., 6.05% Jr. Unsec. Sub. Nts., 4/20/67[3]	1,535,000	1,561,863
PacifiCorp, 4.10% Sr. Sec. Nts., 2/1/42	170,000	180,126
Prudential Financial, Inc.:
5.20% Jr. Sub. Nts., 3/15/44[3]	309,000	315,566
5.625% Jr. Sub. Nts., 6/15/43[3]	260,000	273,650
QBE Insurance Group Ltd., 2.40% Sr. Unsec. Nts., 5/1/18[2,4]	595,000	599,584
Swiss Re Capital I LP, 6.854% Jr. Sub. Perpetual Bonds[2,3,5]	1,350,000	1,451,250

		5,710,126

Real Estate Investment Trusts (REITs)—1.0%
American Tower Corp.:
5.05% Sr. Unsec. Unsub. Nts., 9/1/20	280,000	316,553
7% Sr. Unsec. Nts., 10/15/17	337,000	401,252
Host Hotels & Resorts LP, 3.75% Sr. Unsec. Nts., 10/15/23	337,000	344,583

		1,062,388

Health Care—3.3%
Biotechnology—1.5%
Amgen, Inc.:
3.625% Sr. Unsec. Unsub. Nts., 5/15/22	141,000	153,465
5.65% Sr. Unsec. Unsub. Nts., 6/15/42	139,000	170,798
Celgene Corp., 3.25% Sr. Unsec. Nts., 8/15/22	580,000	597,929
Gilead Sciences, Inc., 5.65% Sr. Unsec. Unsub. Nts., 12/1/41	365,000	458,894

		1,381,086

Health Care Equipment & Supplies—0.2%
Mallinckrodt International Finance SA, 3.50% Sr. Unsec. Unsub. Nts., 4/15/18[2]	168,000	170,588

Health Care Providers & Services—0.5%
Cardinal Health, Inc., 3.20% Sr. Unsec. Nts., 3/15/23	322,000	328,058
McKesson Corp., 6% Sr. Unsec. Unsub. Nts., 3/1/41	158,000	210,134

		538,192

Pharmaceuticals—1.1%
Eli Lilly & Co., 5.95% Sr. Unsec. Unsub. Nts., 11/15/37	320,000	428,588
GlaxoSmithKline Capital, Inc., 6.375% Sr. Unsec. Unsub. Nts., 5/15/38	190,000	262,112
Teva Pharmaceutical Finance Co. LLC, 6.15% Sr. Unsec. Nts., 2/1/36	181,000	238,784
Zoetis, Inc., 4.70% Sr. Unsec. Nts., 2/1/43[2]	300,000	318,342

		1,247,826

Industrials—5.8%
Aerospace & Defense—0.7%
Huntington Ingalls Industries, Inc., 7.125% Sr. Unsec. Unsub. Nts., 3/15/21	355,000	396,713

5    OPPENHEIMER CORPORATE BOND FUND

STATEMENT OF INVESTMENTS Unaudited / Continued

	Principal Amount	Value
Aerospace & Defense Continued
Lockheed Martin Corp., 4.07% Sr. Unsec. Nts., 12/15/42[2]	$287,000	$275,110

		671,823

Building Products—0.4%
Owens Corning, 4.20% Sr. Unsec. Nts., 12/15/22	394,000	416,565

Commercial Services & Supplies—0.5%
Clean Harbors, Inc., 5.25% Sr. Unsec. Unsub. Nts., 8/1/20	456,000	484,500

Industrial Conglomerates—1.4%
General Electric Capital Corp.:
6.375% Unsec. Sub. Nts., 11/15/67[3]	537,000	573,785
7.125% Jr. Sub. Perpetual Bonds, Series A3,5	400,000	469,320
6.25% Jr. Sub. Perpetual Bonds, Series B3,5	300,000	332,462

		1,375,567

Machinery—0.7%
CNH Capital LLC, 6.25% Sr. Unsec. Nts., 11/1/16	252,000	280,350
National Rural Utilities Cooperative Finance Corp., 4.75% Sr. Unsec. Sub. Nts., 4/30/43[3]	392,000	400,820

		681,170

Professional Services—0.3%
FTI Consulting, Inc., 6.75% Sr. Unsec. Nts., 10/1/20	263,000	287,656

Road & Rail—1.3%
Kansas City Southern de Mexico SA de CV, 6.625% Sr. Unsec. Unsub. Nts., 12/15/20	480,000	567,600
Kansas City Southern Railway, 4.30% Sr. Unsec. Nts., 5/15/43[2]	266,000	266,932
Penske Truck Leasing Co. LP/PTL Finance Corp., 4.25% Sr. Unsec. Nts., 1/17/23[2]	443,000	468,327

		1,302,859

Trading Companies & Distributors—0.5%
International Lease Finance Corp., 5.875% Sr. Unsec. Unsub. Nts., 4/1/19	500,000	551,250

Information Technology—4.3%
Computers & Peripherals—1.5%
Apple, Inc., 3.85% Sr. Unsec. Unsub. Nts., 5/4/43[4]	458,000	455,334
Hewlett-Packard Co., 2.65% Sr. Unsec. Unsub. Nts., 6/1/16	1,000,000	1,025,846

		1,481,180

Electronic Equipment, Instruments, & Components—1.1%
Arrow Electronics, Inc., 5.125% Sr. Unsec. Unsub. Nts., 3/1/21	575,000	622,172
Avnet, Inc., 4.875% Sr. Unsec. Unsub. Nts., 12/1/22	435,000	463,313

		1,085,485

Internet Software & Services—0.6%
Baidu, Inc., 3.50% Sr. Unsec. Unsub. Nts., 11/28/22	615,000	621,901

IT Services—0.4%
Fidelity National Information Services, Inc., 3.50% Sr. Unsec. Nts., 4/15/23	365,000	370,035

Semiconductors & Semiconductor Equipment—0.3%
Intel Corp., 4.25% Sr. Unsec. Unsub. Nts., 12/15/42	300,000	299,034

6    OPPENHEIMER CORPORATE BOND FUND

STATEMENT OF INVESTMENTS Unaudited / Continued

	Principal Amount	Value
Software—0.4%
Oracle Corp., 5.375% Sr. Unsec. Unsub. Nts., 7/15/40	$320,000	$391,367

Materials—6.6%
Chemicals—1.1%
Agrium, Inc., 6.125%, 1/15/41	81,000	99,219
Eastman Chemical Co., 4.80% Sr. Unsec. Nts., 9/1/42	275,000	300,518
RPM International, Inc., 3.45% Sr. Unsec. Unsub. Nts., 11/15/22	325,000	327,631
Sherwin-Williams Co., 4% Sr. Unsec. Unsub. Nts., 12/15/42	367,000	376,639

		1,104,007

Containers & Packaging—1.4%
Packaging Corp. of America, 3.90% Sr. Unsec. Unsub. Nts., 6/15/22	568,000	596,334
Rock Tenn Co., 3.50% Sr. Unsec. Unsub. Nts., 3/1/20	510,000	531,130
Sealed Air Corp., 8.375% Sr. Unsec. Nts., 9/15/21[2]	235,000	276,125

		1,403,589

Metals & Mining—3.6%
Allegheny Technologies, Inc., 5.95% Sr. Unsec. Unsub. Nts., 1/15/21	517,000	584,747
Carpenter Technology Corp., 4.45% Sr. Unsec. Unsub. Nts., 3/1/23	250,000	260,938
Cliffs Natural Resources, Inc., 3.95% Sr. Unsec. Unsub. Nts., 1/15/18	665,000	674,621
Freeport-McMoRan Copper & Gold, Inc., 3.55% Sr. Unsec. Unsub. Nts., 3/1/22	517,000	518,228
Petrohawk Energy Corp., 6.25% Sr. Unsec. Nts., 6/1/19	929,000	1,047,732
Xstrata Canada Corp.:
5.375% Sr. Unsec. Unsub. Nts., 6/1/15	215,000	232,503
6% Sr. Unsec. Unsub. Nts., 10/15/15	197,000	218,316

		3,537,085

Paper & Forest Products—0.5%
International Paper Co., 6% Sr. Unsec. Unsub. Nts., 11/15/41	430,000	525,927

Telecommunication Services—6.2%
Diversified Telecommunication Services—4.2%
AT&T, Inc., 6.30% Sr. Unsec. Unsub. Nts., 1/15/38	1,148,000	1,448,304
British Telecom plc, 8.625% Sr. Unsec. Nts., 12/15/30	336,000	542,836
CenturyLink, Inc., 5.625% Sr. Unsec. Unsub. Nts., 4/1/20	500,000	534,650
Frontier Communications Corp., 8.50% Sr. Unsec. Nts., 4/15/20	405,000	467,775
Telecom Italia Capital SA, 7.721% Sr. Unsec. Unsub. Nts., 6/4/38	295,000	329,167
Telefonica Emisiones SAU, 7.045% Sr. Unsec. Unsub. Nts., 6/20/36	250,000	292,570
Verizon Communications, Inc., 6.40% Sr. Unsec. Nts., 2/15/38	599,000	757,507

		4,372,809

Wireless Telecommunication Services—2.0%
America Movil SAB de CV, 4.375% Sr. Unsec. Unsub. Nts., 7/16/42	582,000	584,019
CC Holdings GS V LLC/CRO, 3.849% Sr. Sec. Nts., 4/15/23[2]	424,000	438,212
MetroPCS Wireless, Inc., 6.25% Sr. Unsec. Unsub. Nts., 4/1/21[2]	500,000	538,750
Vodafone Group plc, 4.375% Sr. Unsec. Unsub. Nts., 2/19/43	514,000	515,335

		2,076,316

Utilities—5.7%
Electric Utilities—4.5%
Duke Energy Florida, Inc., 3.85% Sec. Nts., 11/15/42	500,000	499,205
Edison International, 3.75% Sr. Unsec. Unsub. Nts., 9/15/17	598,000	653,835
Electricite de France SA, 5.25% Jr. Sub. Perpetual Bonds[2,3,5]	657,000	662,207

7    OPPENHEIMER CORPORATE BOND FUND

STATEMENT OF INVESTMENTS Unaudited / Continued

	Principal Amount	Value
Electric Utilities Continued
Exelon Generation Co. LLC, 4.25% Sr. Unsec. Unsub. Nts., 6/15/22	$405,000	$432,500
FirstEnergy Corp., 4.25% Sr. Unsec. Unsub. Nts., 3/15/23	400,000	414,074
Florida Power & Light Co., 5.40% Sr. Sec. Nts., 9/1/35	280,000	353,424
Georgia Power Co., 4.30% Sr. Unsec. Unsub. Nts., 3/15/42	465,000	488,821
PPL Capital Funding, Inc., 3.50% Sr. Unsec. Unsub. Nts., 12/1/22	425,000	436,566
PPL WEM Holdings plc, 5.375% Sr. Unsec. Unsub. Nts., 5/1/21[2]	708,000	819,758

		4,760,390

Multi-Utilities—1.2%
Boston Gas Co., 4.487% Sr. Unsec. Nts., 2/15/42[2]	165,000	181,080
CMS Energy Corp., 5.05% Sr. Unsec. Unsub. Nts., 3/15/22	161,000	189,060
Niagara Mohawk Power Corp., 2.721% Sr. Unsec. Nts., 11/28/22[2]	370,000	371,020
Nisource Finance Corp., 4.80% Sr. Unsec. Nts., 2/15/44	206,000	213,081
Pacific Gas & Electric Co., 4.50% Sr. Unsec. Unsub. Nts., 12/15/41	168,000	183,170

		1,137,411

Total Corporate Bonds and Notes (Cost $86,279,764)		90,593,017

	Shares
Investment Company—6.5%
Oppenheimer Institutional Money Market Fund, Cl. E, 0.12%[6,7] (Cost $6,609,232)	6,609,232	6,609,232
Total Investments, at Value (Cost $96,318,005)	99.7%	100,852,075
Assets in Excess of Other Liabilities	0.3	327,343

Net Assets	100.0%	$101,179,418

Footnotes to Statement of Investments

1.	Restricted security. The aggregate value of restricted securities as of April 30, 2013 was $378,030, which represents 0.37% of the Fund’s net assets. See accompanying Notes. Information concerning restricted securities is as follows:

Security	Acquisition Date	Cost	Value	Unrealized Appreciation
AmeriCredit Automobile Receivables Trust 2010-4, Series 2010-4, Cl. E, 6.40%, 4/9/18	7/27/12	$371,219	$378,030	$6,811

2.	Represents securities sold under Rule 144A, which are exempt from registration under the Securities Act of 1933, as amended. These securities have been determined to be liquid under guidelines established by the Board of Trustees. These securities amount to $18,585,297 or 18.37% of the Fund’s net assets as of April 30, 2013.
3.	Represents the current interest rate for a variable or increasing rate security.
4.	All or a portion of the security position is when-issued or delayed delivery to be delivered and settled after April 30, 2013. See accompanying Notes.
5.	This bond has no contractual maturity date, is not redeemable and contractually pays an indefinite stream of interest. Rate reported represents the current interest rate for this variable rate security.

8    OPPENHEIMER CORPORATE BOND FUND

STATEMENT OF INVESTMENTS Unaudited / Continued

6.	Is or was an affiliate, as defined in the Investment Company Act of 1940, at or during the period ended April 30, 2013, by virtue of the Fund owning at least 5% of the voting securities of the issuer or as a result of the Fund and the issuer having the same investment adviser. Transactions during the period in which the issuer was an affiliate are as follows:

	Shares July 31, 2012	Gross Additions	Gross Reductions	Shares April 30, 2013
Oppenheimer Institutional Money Market Fund, Cl. E	5,015,124	48,788,788	47,194,680	6,609,232

			Value	Income
Oppenheimer Institutional Money Market Fund, Cl. E			$6,609,232	$7,425

7.	Rate shown is the 7-day yield as of April 30, 2013.

Futures Contracts as of April 30, 2013 are as follows:

Contract Description	Buy/Sell	Number of Contracts	Expiration Date	Value	Unrealized Appreciation (Depreciation)
U.S. Treasury Long Bonds	Sell	90	6/19/13	$13,353,750	$(189,672)
U.S. Treasury Nts., 2 yr.	Buy	76	6/28/13	16,767,500	18,740
U.S. Treasury Nts., 5 yr.	Sell	121	6/28/13	15,081,517	(114,299)
U.S. Treasury Nts., 10 yr.	Buy	30	6/19/13	4,000,782	7,141

					$(278,090)

9    OPPENHEIMER CORPORATE BOND FUND

NOTES TO STATEMENT OF INVESTMENTS Unaudited

Securities on a When-Issued or Delayed Delivery Basis. The Fund may purchase securities on a “when-issued” basis, and may purchase or sell securities on a “delayed delivery” basis. “When-issued” or “delayed delivery” refers to securities whose terms and indenture are available and for which a market exists, but which are not available for immediate delivery. Delivery and payment for securities that have been purchased by the Fund on a when-issued basis normally takes place within six months and possibly as long as two years or more after the trade date. During this period, such securities do not earn interest, are subject to market fluctuation and may increase or decrease in value prior to their delivery. The purchase of securities on a when-issued basis may increase the volatility of the Fund’s net asset value to the extent the Fund executes such transactions while remaining substantially fully invested. When the Fund engages in when-issued or delayed delivery transactions, it relies on the buyer or seller, as the case may be, to complete the transaction. Their failure to do so may cause the Fund to lose the opportunity to obtain or dispose of the security at a price and yield it considers advantageous. The Fund may also sell securities that it purchased on a when-issued basis or forward commitment prior to settlement of the original purchase.

As of April 30, 2013, the Fund had purchased securities issued on a when-issued or delayed delivery basis and sold securities issued on a delayed delivery basis as follows:

When-Issued or Delayed Delivery Basis Transactions
Purchased securities	$1,110,759
Sold securities	308,579

Investment in Oppenheimer Institutional Money Market Fund. The Fund is permitted to invest daily available cash balances in an affiliated money market fund. The Fund may invest the available cash in Class E shares of Oppenheimer Institutional Money Market Fund (“IMMF”) to seek current income while preserving liquidity. IMMF is a registered open-end management investment company, regulated as a money market fund under the Investment Company Act of 1940, as amended. The Manager is the investment adviser of IMMF, and the Sub-Adviser provides investment and related advisory services to IMMF. When applicable, the Fund’s investment in IMMF is included in the Statement of Investments. Shares of IMMF are valued at their net asset value per share. As a shareholder, the Fund is subject to its proportional share of IMMF’s Class E expenses, including its management fee. The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investment in IMMF.

Securities Valuation

The Fund calculates the net asset value of its shares as of the close of the New York Stock Exchange (the “Exchange”), normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading.

The Fund’s Board has adopted procedures for the valuation of the Fund’s securities and has delegated the day-to-day responsibility for valuation determinations under those procedures to the Manager. The Manager has established a Valuation Committee which is responsible for

10    OPPENHEIMER CORPORATE BOND FUND

NOTES TO STATEMENT OF INVESTMENTS Unaudited / Continued Securities Valuation Continued

determining a “fair valuation” for any security for which market quotations are not “readily available.” The Valuation Committee’s fair valuation determinations are subject to review, approval and ratification by the Fund’s Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined.

Valuation Methods and Inputs

Securities are valued using unadjusted quoted market prices, when available, as supplied primarily by third party pricing services or dealers.

The following methodologies are used to determine the market value or the fair value of the types of securities described below:

Securities traded on a registered U.S. securities exchange (including exchange-traded derivatives other than futures and futures options) are valued based on the last sale price of the security reported on the principal exchange on which it is traded, prior to the time when the Fund’s assets are valued. In the absence of a sale, the security is valued at the last sale price on the prior trading day, if it is within the spread of the current day’s closing “bid” and “asked” prices, and if not, at the current day’s closing bid price. A security of a foreign issuer traded on a foreign exchange but not listed on a registered U.S. securities exchange is valued based on the last sale price on the principal exchange on which the security is traded, as identified by the third party pricing service used by the Manager, prior to the time when the Fund’s assets are valued. If the last sale price is unavailable, the security is valued at the most recent official closing price on the principal exchange on which it is traded. If the last sales price or official closing price for a foreign security is not available, the security is valued at the mean between the bid and asked price per the exchange or, if not available from the exchange, obtained from two dealers. If bid and asked prices are not available from either the exchange or two dealers, the security is valued by using one of the following methodologies (listed in order of priority); (1) using a bid from the exchange, (2) the mean between the bid and asked price as provided by a single dealer, or (3) a bid from a single dealer.

Shares of a registered investment company that are not traded on an exchange are valued at that investment company’s net asset value per share.

Corporate and government debt securities (of U.S. or foreign issuers) and municipal debt securities, event-linked bonds, loans, mortgage-backed securities, collateralized mortgage obligations, and asset-backed securities are valued at the mean between the “bid” and “asked” prices utilizing evaluated prices obtained from third party pricing services or broker-dealers who may use matrix pricing methods to determine the evaluated prices.

Short-term money market type debt securities with a remaining maturity of sixty days or less are valued at cost adjusted by the amortization of discount or premium to maturity (amortized cost), which approximates market value. Short-term debt securities with a remaining maturity in excess of sixty days are valued at the mean between the “bid” and “asked” prices utilizing evaluated prices obtained from third party pricing services or broker-dealers.

Futures contracts and futures options traded on a commodities or futures exchange will be valued at the final settlement price or official closing price on the principal exchange as reported by such principal exchange at its trading session ending at, or most recently prior to, the time when the Fund’s assets are valued.

11    OPPENHEIMER CORPORATE BOND FUND

NOTES TO STATEMENT OF INVESTMENTS Unaudited / Continued

Securities Valuation Continued

A description of the standard inputs that may generally be considered by the third party pricing vendors in determining their evaluated prices is provided below.

Security Type	Standard inputs generally considered by third-party pricing vendors
Corporate debt, government debt, municipal, mortgage-backed and asset-backed securities	Reported trade data, broker-dealer price quotations, benchmark yields, issuer spreads on comparable securities, the credit quality, yield, maturity, and other appropriate factors.

Loans	Information obtained from market participants regarding reported trade data and broker-dealer price quotations.

Event-linked bonds	Information obtained from market participants regarding reported trade data and broker-dealer price quotations.

If a market value or price cannot be determined for a security using the methodologies described above, or if, in the “good faith” opinion of the Manager, the market value or price obtained does not constitute a “readily available market quotation,” or a significant event has occurred that would materially affect the value of the security the security is fair valued either (i) by a standardized fair valuation methodology applicable to the security type or the significant event as previously approved by the Valuation Committee and the Fund’s Board or (ii) as determined in good faith by the Manager’s Valuation Committee. The Valuation Committee considers all relevant facts that are reasonably available, through either public information or information available to the Manager, when determining the fair value of a security. Fair value determinations by the Manager are subject to review, approval and ratification by the Fund’s Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined. Those fair valuation standardized methodologies include, but are not limited to, valuing securities at the last sale price or initially at cost and subsequently adjusting the value based on: changes in company specific fundamentals, changes in an appropriate securities index, or changes in the value of similar securities which may be further adjusted for any discounts related to security-specific resale restrictions. When possible, such methodologies use observable market inputs such as unadjusted quoted prices of similar securities, observable interest rates, currency rates and yield curves. The methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities nor can it be assured that the Fund can obtain the fair value assigned to a security if it were to sell the security.

To assess the continuing appropriateness of security valuations, the Manager, or its third party service provider who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities, and sale prices to the current day prices and challenges those prices exceeding certain tolerance levels with the third party pricing service

12    OPPENHEIMER CORPORATE BOND FUND

NOTES TO STATEMENT OF INVESTMENTS Unaudited / Continued

Securities Valuation Continued

or broker source. For those securities valued by fair valuations, whether through a standardized fair valuation methodology or a fair valuation determination, the Valuation Committee reviews and affirms the reasonableness of the valuations based on such methodologies and fair valuation determinations on a regular basis after considering all relevant information that is reasonably available.

Classifications

Each investment asset or liability of the Fund is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Various data inputs are used in determining the value of each of the Fund’s investments as of the reporting period end. These data inputs are categorized in the following hierarchy under applicable financial accounting standards:

1) Level 1-unadjusted quoted prices in active markets for identical assets or liabilities (including securities actively traded on a securities exchange)

2) Level 2-inputs other than unadjusted quoted prices that are observable for the asset or liability (such as unadjusted quoted prices for similar assets and market corroborated inputs such as interest rates, prepayment speeds, credit risks, etc.)

3) Level 3-significant unobservable inputs (including the Manager’s own judgments about assumptions that market participants would use in pricing the asset or liability).

The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.

The table below categorizes amounts as of April 30, 2013 based on valuation input level:

	Level 1— Unadjusted Quoted Prices		Level 2— Other Significant Observable Inputs	Level 3— Significant Unobservable Inputs	Value
Assets Table
Investments, at Value:
Asset-Backed Security	$—		$1,786,972	$—	$1,786,972
Mortgage-Backed Obligation	—		1,862,854	—	1,862,854
Corporate Bonds and Notes	—		90,593,017	—	90,593,017
Investment Company	6,609,232		—	—	6,609,232

Total Investments, at Value	6,609,232		94,242,843	—	100,852,075
Other Financial Instruments:
Futures margins	20,315		—	—	20,315

Total Assets	$6,629,547		$94,242,843	$—	$100,872,390

Liabilities Table
Other Financial Instruments:
Futures margins	$(2,813	) $	—	$—	$(2,813)

Total Liabilities	$(2,813	) $	—	$—	$(2,813)

13    OPPENHEIMER CORPORATE BOND FUND

NOTES TO STATEMENT OF INVESTMENTS Unaudited / Continued

Securities Valuation Continued

Currency contracts and forwards, if any, are reported at their unrealized appreciation/ depreciation at measurement date, which represents the change in the contract’s value from trade date. Futures, if any, are reported at their variation margin at measurement date, which represents the amount due to/from the Fund at that date. All additional assets and liabilities included in the above table are reported at their market value at measurement date.

Risk Exposures and the Use of Derivative Instruments

The Fund’s investment objectives not only permit the Fund to purchase investment securities, they also allow the Fund to enter into various types of derivatives contracts, including, but not limited to, futures contracts, forward foreign currency exchange contracts, credit default swaps, interest rate swaps, total return swaps, and purchased and written options. In doing so, the Fund will employ strategies in differing combinations to permit it to increase, decrease, or change the level or types of exposure to market risk factors. Central to those strategies are features inherent to derivatives that make them more attractive for this purpose than equity and debt securities: they require little or no initial cash investment, they can focus exposure on only certain selected risk factors, and they may not require the ultimate receipt or delivery of the underlying security (or securities) to the contract. This may allow the Fund to pursue its objectives more quickly and efficiently than if it were to make direct purchases or sales of securities capable of effecting a similar response to market factors.

Market Risk Factors. In accordance with its investment objectives, the Fund may use derivatives to increase or decrease its exposure to one or more of the following market risk factors:

Commodity Risk. Commodity risk relates to the change in value of commodities or commodity indexes as they relate to increases or decreases in the commodities market. Commodities are physical assets that have tangible properties. Examples of these types of assets are crude oil, heating oil, metals, livestock, and agricultural products.

Credit Risk. Credit risk relates to the ability of the issuer to meet interest and principal payments, or both, as they come due. In general, lower-grade, higher-yield bonds are subject to credit risk to a greater extent than lower-yield, higher-quality bonds.

Equity Risk. Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.

Foreign Exchange Rate Risk. Foreign exchange rate risk relates to the change in the U.S. dollar value of a security held that is denominated in a foreign currency. The U.S. dollar value of a foreign currency denominated security will decrease as the dollar appreciates against the currency, while the U.S. dollar value will increase as the dollar depreciates against the currency.

Interest Rate Risk. Interest rate risk refers to the fluctuations in value of fixed-income securities resulting from the inverse relationship between price and yield. For example, an increase in general interest rates will tend to reduce the market value of already issued fixed-income investments, and a decline in general interest rates will tend to increase their value. In addition, debt securities with longer maturities, which tend to have higher yields, are subject to potentially greater fluctuations in value from changes in interest rates than obligations with shorter maturities.

14    OPPENHEIMER CORPORATE BOND FUND

NOTES TO STATEMENT OF INVESTMENTS Unaudited / Continued

Risk Exposures and the Use of Derivative Instruments Continued

Volatility Risk. Volatility risk refers to the magnitude of the movement, but not the direction of the movement, in a financial instrument’s price over a defined time period. Large increases or decreases in a financial instrument’s price over a relative time period typically indicate greater volatility risk, while small increases or decreases in its price typically indicate lower volatility risk.

The Fund’s actual exposures to these market risk factors during the period are discussed in further detail, by derivative type, below.

Risks of Investing in Derivatives. The Fund’s use of derivatives can result in losses due to unanticipated changes in the market risk factors and the overall market. In instances where the Fund is using derivatives to decrease, or hedge, exposures to market risk factors for securities held by the Fund, there are also risks that those derivatives may not perform as expected resulting in losses for the combined or hedged positions.

Derivatives may have little or no initial cash investment relative to their market value exposure and therefore can produce significant gains or losses in excess of their cost. This use of embedded leverage allows the Fund to increase its market value exposure relative to its net assets and can substantially increase the volatility of the Fund’s performance.

Additional associated risks from investing in derivatives also exist and potentially could have significant effects on the valuation of the derivative and the Fund. Typically, the associated risks are not the risks that the Fund is attempting to increase or decrease exposure to, per its investment objectives, but are the additional risks from investing in derivatives. Examples of these associated risks are liquidity risk, which is the risk that the Fund will not be able to sell the derivative in the open market in a timely manner, and counterparty credit risk, which is the risk that the counterparty will not fulfill its obligation to the Fund. Associated risks can be different for each type of derivative and are discussed by each derivative type in the notes that follow.

Futures Contracts

A futures contract is a commitment to buy or sell a specific amount of a financial instrument, or currency, at a negotiated price on a stipulated future date. The Fund may buy and sell futures contracts and may also buy or write put or call options on these futures contracts.

Futures contracts traded on a commodities or futures exchange will be valued at the final settlement price or official closing price on the principal exchange as reported by such principal exchange at its trading session ending at, or most recently prior to, the time when the Fund’s assets are valued.

Upon entering into a futures contract, the Fund is required to deposit either cash or securities (initial margin) in an amount equal to a certain percentage of the contract value. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains and losses.

15    OPPENHEIMER CORPORATE BOND FUND

NOTES TO STATEMENT OF INVESTMENTS Unaudited / Continued

Risk Exposures and the Use of Derivative Instruments Continued

Futures contracts are reported on a schedule following the Statement of Investments. Securities held in collateralized accounts to cover initial margin requirements on open futures contracts are noted in the Statement of Investments. Cash held by the broker to cover initial margin requirements on open futures contracts and the receivable and/or payable for the daily mark to market for the variation margin are noted in the Statement of Assets and Liabilities in the annual and semiannual reports. The net change in unrealized appreciation and depreciation is reported in the Statement of Operations in the annual and semiannual reports. Realized gains (losses) are reported in the Statement of Operations in the annual and semiannual reports at the closing or expiration of futures contracts.

The Fund has purchased futures contracts on various bonds and notes to increase exposure to interest rate risk.

The Fund has sold futures contracts on various bonds and notes to decrease exposure to interest rate risk.

During the period ended April 30, 2013, the Fund had an ending monthly average market value of $21,733,023 and $24,197,156 on futures contracts purchased and sold, respectively.

Additional associated risks of entering into futures contracts (and related options) include the possibility that there may be an illiquid market where the Fund is unable to liquidate the contract or enter into an offsetting position and, if used for hedging purposes, the risk that the price of the contract will correlate imperfectly with the prices of the Fund’s securities.

Restricted Securities

As of April 30, 2013, investments in securities included issues that are restricted. A restricted security may have a contractual restriction on its resale and is valued under methods approved by the Board of Trustees as reflecting fair value. Securities that are restricted are marked with an applicable footnote on the Statement of Investments. Restricted securities are reported on a schedule following the Statement of Investments.

Federal Taxes

The approximate aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments for federal income tax purposes as of April 30, 2013 are noted below. The primary difference between book and tax appreciation or depreciation of securities and other investments, if applicable, is attributable to the tax deferral of losses.

Federal tax cost of securities	$96,332,141
Federal tax cost of other investments	(7,388,895)

Total federal tax cost	$88,943,246

Gross unrealized appreciation	$4,573,892
Gross unrealized depreciation	(332,048)

Net unrealized appreciation	$4,241,844

16    OPPENHEIMER CORPORATE BOND FUND

Item 2. Controls and Procedures.

(a)	Based on their evaluation of the registrant’s disclosure controls and procedures (as defined in rule 30a-3(c) under the Investment Company Act of 1940 (17 CFR 270.30a-3(c)) as of 4/30/2013, the registrant’s principal executive officer and principal financial officer found the registrant’s disclosure controls and procedures to provide reasonable assurances that information required to be disclosed by the registrant in the reports that it files under the Securities Exchange Act of 1934 (a) is accumulated and communicated to the registrant’s management, including its principal executive officer and principal financial officer, to allow timely decisions regarding required disclosure, and (b) is recorded, processed, summarized and reported, within the time periods specified in the rules and forms adopted by the U.S. Securities and Exchange Commission.

(b)	There have been no significant changes in the registrant’s internal controls over financial reporting that occurred during the registrant’s last fiscal quarter that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 3. Exhibits.

Exhibits attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Oppenheimer Corporate Bond Fund

By:	/s/ William F. Glavin, Jr.
William F. Glavin, Jr.
Principal Executive Officer

Date:	6/11/2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ William F. Glavin, Jr.
William F. Glavin, Jr.
Principal Executive Officer

Date:	6/11/2013

By:	/s/ Brian W. Wixted
Brian W. Wixted
Principal Financial Officer

Date:	6/11/2013